NUMBER 1

SHARES **30,000**

ORGANIZED UNDER THE LAWS OF THE STATE OF MISSOURI

CRITICAL MINERAL RECOVERY, INC.

AUTHORIZED CAPITAL
Thirty Thousand (30,000) Common Shares at $1.00 Par Value

THOUSANDS 0 1 2 3 4 5
HUNDS TENS UNITS 1 1 1 2 2 2 3 3 3 4 4 4 5 5 5 6 6 6 7 7 7 8 8 8 9 9 9 0 0 0
SHARES

This Certifies That NiCo Metals Group, LLC is the owner of **Thirty Thousand (30,000)** Shares of the Capital Stock of the above named Corporation, fully paid, non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 26th day of January 2022

X [signature] BC SECRETARY

X [signature] RF PRESIDENT

4889-3085-7008, v. 1

CERTIFICATE

FOR

SHARES

30,000

OF

CRITICAL MINERAL RECOVERY, INC.

Issued to

NiCo Metals Group, LLC

Dated

January 26, 2022

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

For Value Received, ______ *hereby sell, assign and transfer unto* ______ *Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint* ______ *Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.*

Dated ______

In presence of ______

(ADHERE CANCELLED STOCK CERTIFICATE IN THIS SPACE)

Certificate Number 1 *For* 30,000 *Shares*

CRITICAL MINERAL RECOVERY, INC.

Issued to NiCo Metals Group, LLC

Dated January 26, 20 22

Received this Certificate January 26, 20 22

Duly Authorized

Surrendered this Certificate ____________ 20 ______

TRANSFER FROM ORIGINAL ISSUE BELOW

From Whom Transferred:	ORIGINAL CERTIFICATE		NUMBER OF ORIGINAL SHARES	NUMBER OF SHARES TRANSFERRED
	NUMBER	DATE		
Original Issue				

TRANSFER DETAILS FOR SURRENDERED CERTIFICATES

New Certificate Issued to:	NUMBER OF NEW CERTIFICATES	NUMBER OF SHARES TRANSFERRED